Rule 497(e)
File Nos. 333-189440 and 811-05961

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company of New York

Supplement dated May 31, 2016
to the Prospectus dated April 22, 2016

This Supplement amends certain information contained in the Prospectus dated April 22, 2016.

The Board of Trustees of the Putnam VT Voyager Fund (the "Acquired Fund") has approved the merger of the Acquired Fund into the Putnam VT Growth Opportunities Fund (the "Acquiring Fund") on or about July 15, 2016 (the "Merger Date"). Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business July 14, 2016, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated April 22, 2016.

Please read this Supplement carefully and retain it for future reference.